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                                                                    Exhibit 10.2

[PLATINUM LOGO]                                The Belvedere Building
                                               69 Pitts Bay Road, Pembroke HM 08
                                               P.O. Box HM 3012
                                               Hamilton HM MX, Bermuda

                                               Tel: (441) 295-7195
                                               Fax: (441) 295-4605

May 19, 2004

The St. Paul Companies, Inc.
385 Washington Street
St. Paul, MN 55102

Attention: Mr. Mark Wigmore

RE: MASTER SERVICES AGREEMENT - LETTER AGREEMENT

Gentlemen:

Reference is made to the Master Services Agreement, dated as of November 1, 2002 as amended (the "Agreement") between The St. Paul Companies, Inc. ("St. Paul") and Platinum Underwriters Holdings, Ltd. ("Platinum"). Capitalized terms used but not defined herein have the meanings specified in the Agreement.

This letter confirms the agreement between St. Paul and Platinum to modify the Agreement by (i) extending the Maximum Service Period for the Services provided by St. Paul or its Post-closing Subsidiaries from June 30, 2003 until June 30, 2005.

The Agreement shall expire June 30, 2005, subject to the provisions of Section 1(c) of the Agreement. All other terms and conditions of the Agreement will remain in full force and effect.

Sincerely,

PLATINUM UNDERWRITERS HOLDINGS, LTD.

By: /s/ Gregory E.A. Morrison
    --------------------------------
    Gregory E.A. Morrison
    President and Chief Executive Officer

ACKNOWLEDGED, ACCEPTED AND AGREED:

THE ST. PAUL COMPANIES, INC.

By: /s/ Mark Wigmore
    --------------------------------
    Mark Wigmore
    Senior Vice President